EXHIBIT 10.8




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                                STRAINWISE, INC.

                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT


     This CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (the "Agreement") is made between STRAINWISE, INC., a Colorado corporation ("Strainwise" herein) and the undersigned Shawn Phillips.

     In consideration of my appointment as Chief Executive Officer of Strainwise, my employment as an executive officer of Strainwise, the receipt of confidential information while associated with Strainwise, and other good and valuable consideration, I, Shawn Phillips, agree that:

     1. Term of Agreement. This Agreement shall continue in full force and effect for the duration of my relationship with Strainwise and shall continue thereafter until terminated through a written instrument signed by both parties.

      2. Confidentiality.

            (a) Definitions. "Proprietary Information" is all information and any idea of whatever form, tangible, pertaining in any manner to the business of Strainwise and its eight (8) affiliated retail stores commonly known as "The Retreat", "The Ridge", "The Shelter", "The Annies", The Haven", "The Sanctuary", "The Grove", and "The Reserve", together with all associated cannabis cultivation facilities (collectively Strainwise, such eight stores and the cultivation facilities are called the "Company" herein), or any of its employees, clients, consultants, or business associates, which was produced by any employee or consultant of the Company in the course of his or her employment or consulting relationship or otherwise produced or acquired by or on behalf of the Company. Proprietary Information includes, but is not limited to, all know-how and software, technology, formulae, product information, plans, devices, compilations of information, technical data, distribution methods, supplier and client lists, sales and marketing information, client account records, training and operations materials, memoranda, personnel records, code books, pricing information, and any financial information concerning or relating to the business, accounts, customers, employees and affairs of the Company, or others, obtained by or furnished, disclosed or disseminated to an employee, or obtained, assembled, or composed by an employee or under his or her supervision, during the course of his or her employment by the Company, including all trade secrets, intellectual property, software programs, computer codes, internet domain names, Internet and World Wide Web URLs or addresses, and any techniques, systems, forms and methods which have been used and/or devised by the Company with respect to the business of the Company, or which have been used and/or devised by clients of the Company and disclosed to the Company, and all physical embodiments (including copies) of the foregoing. All Proprietary Information not generally known outside of the Company's organization, and all Proprietary Information so known only through improper means, shall be deemed "Confidential Information." By example and without limiting the foregoing definition, Proprietary and Confidential Information shall include, but not be limited to:

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                  (1) methods, processes and/or technologies for the growing, cultivation and production of cannabis and marijuana plants and products;

                  (2) cannabis business processes, procedures and strategies;

                  (3) retail and medical cannabis store operations;

                  (4) cannabis branding and fulfillment services;

         (5) forecasts, unpublished financial information, budgets, projections, customer lists, and client identities, characteristics and agreements;

         (6) software, processes, trade secrets, computer programs, electronic codes, inventions, innovations, discoveries, improvements, data, know-how, and formats;

                  (7) business, marketing, and strategic plans;

         (8) information about costs, profits, markets, sales, contracts and lists of clients and referral sources;

                  (9) employee personnel files and compensation information;

                  (10) customer lists and names of customer contact personnel;
and

         (11) customer terms, information, payments and data.

     Confidential Information is to be broadly defined, and includes all information that has or could have commercial value or other utility in the business in which the Company (or any part thereof) is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of Strainwise, whether or not such information is identified as Confidential Information by Strainwise.

            (b) Existence of Confidential Information. Strainwise, through and in connection with the operations of the entities comprising the Company, owns and has developed and compiled, and will develop and compile, certain trade secrets, proprietary techniques and other Confidential Information which have great value to its business. This Confidential Information includes not only information disclosed by Strainwise to me, but also information learned by me during the course of my relationship with the entities comprising the Company.

            (c) Protection of Confidential Information. I will not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any third party, other than in my assigned duties and for the benefit of Strainwise, any of the Strainwise's Confidential Information, either during or after my relationship with Strainwise. I agree not to publish, disclose or otherwise disseminate such information without prior written approval of an executive officer (other than me) of Strainwise. I acknowledge that I am aware that the unauthorized disclosure of Confidential Information of Strainwise may be highly prejudicial to its interests, an invasion of privacy, and an improper disclosure of trade secrets. Whenever the approval, designation, specification or other act of an executive officer is required under this Agreement, an executive officer

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may, by written designation, authorize an agent of the Company to perform such act.

            (d) Delivery of Confidential Information. Upon request or when my relationship with the Company terminates, I will immediately deliver to Strainwise all copies of any and all materials and writings received from, created for, or belonging to the Company including, but not limited to, those which relate to or contain Confidential Information.

            (e) Prior Actions and Knowledge. I represent and warrant that from the time of my first contact with Strainwise I held in strict confidence all Confidential Information and have not disclosed any Confidential Information, directly or indirectly, to anyone outside Strainwise, or used, copied, published, or summarized any Confidential Information, except to the extent otherwise permitted in this Agreement.

            (f) Third Parties. I represent that my relationship with Strainwise does not and will not breach any agreements with or duties to a former employer or any other third party. I will not disclose to Strainwise or use on its behalf any confidential information belonging to others and that I will not bring onto the premises of Strainwise any confidential information belonging to any such party unless consented to in writing by such party.

     3. Proprietary Rights, Inventions and New Ideas.

            (a) Definition. The term "Subject Ideas" includes any and all ideas, processes, trademarks, service marks, inventions, designs, technologies, computer software, original works of authorship, discoveries, copyrights, copyrightable work products, marketing and business ideas, and all improvements, know-how, data, rights, and claims related to the foregoing that, whether or not patentable, which are conceived, developed or created which: (1) relate to the Company's business; (2) result from any work performed by me for the Company;
(3) involve the use of the Company's information, equipment, supplies, facilities or trade secrets; (4) relate to the Company's proposed or contemplated business; (5) result from or are suggested by any work done by the Company or at the Company's request, or any projects specifically assigned to me; or (6) result from my access to any of the Company's memoranda, notes, records, client lists, referral sources, research results, data, inventions, processes, or other materials (collectively, "Strainwise Materials").

            (b) Strainwise Ownership. All right, title and interest in and to all Subject Ideas, shall be held and owned solely by Strainwise, and where applicable, all Subject Ideas shall be considered works made for hire. In the event that the Subject Ideas shall be deemed not to constitute works made for hire, or in the event that I should otherwise, by operation of law, be deemed to retain any rights (whether moral rights or otherwise) to any Subject Ideas, I agree to assign to Strainwise, without further consideration, my entire right, title and interest in and to each and every such Subject Idea and Invention.

            (c) Determination of Subject Ideas. I further agree that all information and records pertaining to any idea, process, trademark, service mark, invention, technology, computer software, original work of authorship, design, discovery, copyright, product, and all improvements, know-how, rights, and claims related to the foregoing ("Intellectual Property"), that I do not believe to be a Subject Idea, but that is conceived, developed, or reduced to practice by the Company (alone by me or with others) during my relationship with Strainwise and for five (5) years thereafter, shall be disclosed promptly by me

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to Strainwise (such disclosure to be received in confidence). Strainwise shall examine such information to determine if in fact the Intellectual Property is a Subject Idea subject to this Agreement.

            (d) Access. Because of the difficulty of establishing when any Subject Ideas are first conceived by me, or whether it results from my access to Confidential Information or Company Materials, I agree that any Subject Idea shall, among other circumstances, be deemed to have resulted from my access Strainwise Materials if: (1) it grew out of or resulted from my work with Strainwise or is related to the business of the Company, and (2) it is made, used, sold, exploited or reduced to practice within one (1) year of the termination of my relationship with the Company.

            (e) No Use of Name. I shall not at any time use any of the Company's names or any Strainwise trade name(s) in any advertising or publicity without the prior written consent of Strainwise.

     4. Competitive Activity.

            (a) Acknowledgment. I acknowledge that the pursuit of the activities forbidden by Section 4(b) below would necessarily involve the use, disclosure or misappropriation of Confidential Information.

            (b) Prohibited Activity. To prevent the above-described disclosure, misappropriation and breach, I agree that during my employment and for a period of five (5) years after termination of my relationship with Strainwise, without Strainwise's express written consent, I shall not, directly or indirectly (i) employ, solicit for employment, or recommend for employment any person employed by the Company; (ii) contact or solicit any person or business which was a client of the Company at any time within twelve (12) months before the termination of my employment with Strainwise in connection with any matters similar in nature or related to any business conducted between or contemplated by the Company and such client at any time during my employment with Strainwise;
(iii) engage in any present or contemplated business activity that is or may be competitive with the Company (or any part thereof) in the State of Colorado or any other state of the United States of America where the Company (or any part thereof) conducts its business, unless I can prove that any action taken in contravention of this subsection (b) was done without the use in any way of Confidential Information. For purposes of this subsection, to "engage in a business in competition with the business of the Company, or a "competitive business" shall mean: To be employed by, own an interest in, be a consultant to, be a partner in or otherwise participate in any business or venture which offers or sells to businesses or persons, cannabis related products or services which are the same as or similar to those which are, at the then applicable time, being offered and sold by the Company (or any part thereof).

     5. Representations and Warranties. I represent and warrant (i) that I have no obligations, legal or otherwise, inconsistent with the terms of this Agreement or with my undertaking a relationship with Strainwise; (ii) that the

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performance  of the  services  called for by this  Agreement do not and will not violate any applicable law, rule or regulation or any proprietary or other right of any third party; (iii) that I will not use in the performance of my responsibilities for Strainwise any materials or documents of a former employer; and (iv) that I have not entered into or will enter into any agreement (whether oral or written) in conflict with this Agreement.

     6. Termination Obligations.

            (a) Upon the termination of my relationship with the Company or promptly upon Strainwise's request, I shall surrender to Strainwise all equipment, tangible Proprietary Information, documents, books, notebooks, records, reports, notes, memoranda, contracts, lists, computer disks (and other computer-generated files and data), any other data and records of any kind, and copies thereof (collectively, "Company Records"), created on any medium and furnished to, obtained by, or prepared by myself in the course of or incident to my employment, that are in my possession or under my control.

            (b) My representations, warranties, and obligations contained in this Agreement shall survive the termination of my relationship with Strainwise.

            (c) Following any termination of the Period of Employment, I will fully cooperate with the Company in all matters relating to my continuing obligations under this Agreement.

            (d) I hereby grant consent to notification by Strainwise to any of my future employers or companies I consult with about my rights and obligations under this Agreement.

            (e) Upon termination of my relationship with Strainwise, I will execute the Certificate contained in Exhibit A.

     7. Injunctive Relief. I acknowledge that my failure to carry out any obligation under this Agreement, or a breach by me of any provision herein, will constitute immediate and irreparable damage to Strainwise, which cannot be fully and adequately compensated in money damages and which will warrant preliminary and other injunctive relief, an order for specific performance, and other equitable relief. I further agree that no bond or other security shall be required in obtaining such equitable relief and I hereby consent to the issuance of such injunction and to the ordering or specific performance. I also understand that other action may be taken and remedies enforced against me.

     8. Modification. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

     9. Binding Effect. This Agreement shall be binding upon me, my heirs, executors, assigns and administrators and is for the benefit of Strainwise and its successors and assigns.

     10. Arbitration. Except as to any action to obtain injunctive relief and/or specific performance as provided in Section 7 above, I agree that any dispute or controversy arising out of or relating to any interpretation, construction,

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performance or breach of this  Agreement,  shall be settled by arbitration to be held in Denver, Colorado, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction; provided, however, that the arbitrator shall not have the power to alter or amend this Agreement. As allowed by the provisions of Colorado law, depositions may be taken and discovery obtained in any such arbitration proceedings and such section shall be deemed to be made a part of this Agreement and applicable to any such arbitration.

     11. Governing Law. This Agreement shall be construed in accordance with, and all actions arising under or in connection therewith shall be governed by, the laws of the State ofColorado.

     12. Integration. This Agreement, together with the Employment Agreement between the Company and the undersigned set forth the parties mutual rights and obligations with respect to proprietary information, prohibited competition, and intellectual property. They are intended to be the cumulative final, complete, and exclusive statements of the terms of the party's agreements regarding these subjects. This Agreement, together with any Employment Agreement between Strainwise and the undersigned supersede all other prior and contemporaneous agreements and statements on these subjects, and they may not be contradicted by evidence of any prior or contemporaneous statements or agreements. To the extent that the practices, policies, or procedures of Strainwise, now or in the future, apply to myself and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control unless changed in writing by Strainwise.

     13. Employment At Will. This Agreement is not an employment agreement. I understand that Strainwise may terminate my association or employment with it at any time, with or without cause, subject to the terms of any separate written employment agreement executed by a duly authorized officer of Strainwise.

     14. Construction. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. By way of example and not limitation, this Agreement shall not be construed against the party responsible for any language in this Agreement. The headings of the paragraphs hereof are inserted for convenience only, and do not constitute part of and shall not be used to interpret this Agreement. The covenants and agreements contained in Sections 4, 6, 7, and 10 of this Agreement, which are of the essence of this Agreement, are reasonable and necessary to protect and preserve the business interests and properties of the Company. Irreparable harm will be suffered by Strainwise should I breach any of such covenants. Such covenants are separate, distinct and severable not only from each other but also from all other provisions of this Agreement. In the event that such covenants are held invalid or unenforceable as written, any court of competent jurisdiction may revise such covenants to make them enforceable under applicable law. The unenforceability of any such covenant shall not affect the validity or enforceability of any other such covenant, or any other provisions of this Agreement. In addition to other remedies available to it, Strainwise shall be entitled to petition an appropriate court for temporary restraining orders and temporary and permanent injunctions without the necessity of proving actual damages to prevent a breach or contemplated breach of any of such covenants

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since Strainwise will have no adequate remedy at law.

     15. Attorneys' Fees. Should either I or Strainwise, or my heir, personal representative, successor or permitted assign of either party, resort to legal proceedings to enforce this Agreement, the party prevailing in such legal proceeding shall be entitled, in addition to such other relief as may be granted, to recover its attorneys' fees and costs in such litigation from the party against whom enforcement was sought.

     16. Severability. If any term, provision, covenant or condition of this Agreement, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

     17. Rights Cumulative. The rights and remedies provided by this Agreement and any Employment Agreement to which Strainwise and I are parties are cumulative, and the exercise of any right or remedy by either Strainwise or me (or by that party's successor), whether pursuant hereto, to any other agreement, or to law, shall not preclude or waive that party's right to exercise any or all other rights and remedies. This Agreement will inure to the benefit of Strainwise and its successors and assigns.

     18. Nonwaiver. The failure of either Strainwise or me, whether purposeful or otherwise, to exercise in any instance any right, power or privilege under this Agreement or under law shall not constitute a waiver or any other right, power or privilege, nor of the same right, power or privilege in any other instance. Any waiver by Strainwise or by me must be in writing and signed by either myself, if I am seeking to waive any of my rights under this Agreement, or by an officer of Strainwise (other than me) or some other person duly authorized by Strainwise.

     19. Notices. Any notice, request, consent or approval required or permitted to be given under this Agreement or pursuant to law shall be sufficient if it is in writing, and if and when it is hand delivered or sent by regular mail, with postage prepaid, to my residence (as noted in Strainwise's records), or to Strainwise's principal office, as the case may be.

     20. Date of Effectiveness. This Agreement shall be deemed effective as of the commencement of my employment with Strainwise.

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      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth below.

Dated: January 16, 2014              /s/ Shawn Phillips
                                     --------------------------------


                                     STRAINWISE, INC.



                                     By:/s/ Erin E. Phillips
                                        -------------------------------
                                        Erin E. Phillips, President

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           Exhibit A to Confidentiality and Non-Competition Agreement



                                   CERTIFICATE


     This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, software, computer programs, sketches, materials, equipment, or other documents or property, or reproductions of any aforementioned items belonging to Strainwise, Inc., its subsidiaries, affiliates, successors or assigns (together, the "Company").

     I further certify that I have complied with all the terms of the Confidentiality and Non-Competition Agreement, signed by me, including the reporting of any Subject Ideas and original works of authorship, conceived or made by me (solely or jointly with others) covered by that Agreement.

     I further agree that, in compliance with the Confidentiality and Non-Competition Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulae, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company of any of its clients, consultants or licensees.


Dated:  _______________, 2014

                                          --------------------------------
                                          Shawn Phillips








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                                STRAINWISE, INC.

                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT


     This CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (the "Agreement") is made between STRAINWISE, INC., a Colorado corporation ("Strainwise" herein) and the undersigned Erin Phillips.

     In consideration of my appointment as President of Strainwise, my employment as an executive officer of Strainwise, the receipt of confidential information while associated with Strainwise, and other good and valuable consideration, I, Erin E. Phillips, agree that:

     1. Term of Agreement. This Agreement shall continue in full force and effect for the duration of my relationship with Strainwise and shall continue thereafter until terminated through a written instrument signed by both parties.

     2. Confidentiality.

            (a) Definitions. "Proprietary Information" is all information and any idea of whatever form, tangible, pertaining in any manner to the business of Strainwise and its eight (8) affiliated retail stores commonly known as "The Retreat", "The Ridge", "The Shelter", "The Annie", The Haven", "The Sanctuary", "The Grove", "The Spring", and "The Reserve", together with all associated cannabis cultivation facilities (collectively Strainwise, such eight stores and the cultivation facilities are called the "Company" herein), or any of its employees, clients, consultants, or business associates, which was produced by any employee or consultant of the Company in the course of his or her employment or consulting relationship or otherwise produced or acquired by or on behalf of the Company. Proprietary Information includes, but is not limited to, all know-how and software, technology, formulae, product information, plans, devices, compilations of information, technical data, distribution methods, supplier and client lists, sales and marketing information, client account records, training and operations materials, memoranda, personnel records, code books, pricing information, and any financial information concerning or relating to the business, accounts, customers, employees and affairs of the Company, or others, obtained by or furnished, disclosed or disseminated to an employee, or obtained, assembled, or composed by an employee or under his or her supervision, during the course of his or her employment by the Company, including all trade secrets, intellectual property, software programs, computer codes, internet domain names, Internet and World Wide Web URLs or addresses, and any techniques, systems, forms and methods which have been used and/or devised by the Company with respect to the business of the Company, or which have been used and/or devised by clients of the Company and disclosed to the Company, and all physical embodiments (including copies) of the foregoing. All Proprietary Information not generally known outside of the Company's organization, and all Proprietary Information so known only through improper means, shall be deemed "Confidential Information." By example and without limiting the foregoing definition, Proprietary and Confidential Information shall include, but not be limited to:

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                  (1) methods, processes and/or technologies for the growing, cultivation and production of cannabis and marijuana plants and products;

                  (2) cannabis business processes, procedures and strategies;

                  (3) retail and medical cannabis store operations;

                  (4) cannabis branding and fulfillment services;

         (5) forecasts, unpublished financial information, budgets, projections, customer lists, and client identities, characteristics and agreements;

         (6) software, processes, trade secrets, computer programs, electronic codes, inventions, innovations, discoveries, improvements, data, know-how, and formats;

                  (7) business, marketing, and strategic plans;

         (8) information about costs, profits, markets, sales, contracts and lists of clients and referral sources;

                  (9) employee personnel files and compensation information;

                  (10) customer lists and names of customer contact personnel;
and

         (11) customer terms, information, payments and data.

      Confidential Information is to be broadly defined, and includes all information that has or could have commercial value or other utility in the business in which the Company (or any part thereof) is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of Strainwise, whether or not such information is identified as Confidential Information by Strainwise.

            (b) Existence of Confidential Information. Strainwise, through and in connection with the operations of the entities comprising the Company, owns and has developed and compiled, and will develop and compile, certain trade secrets, proprietary techniques and other Confidential Information which have great value to its business. This Confidential Information includes not only information disclosed by Strainwise to me, but also information learned by me during the course of my relationship with the entities comprising the Company.

            (c) Protection of Confidential Information. I will not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any third party, other than in my assigned duties and for the benefit of Strainwise, any of the Strainwise's Confidential Information, either during or after my relationship with Strainwise. I agree not to publish, disclose or otherwise disseminate such information without prior written approval of an executive officer (other than me) of Strainwise. I acknowledge that I am aware that the unauthorized disclosure of Confidential Information of Strainwise may be highly prejudicial to its interests, an invasion of privacy, and an improper disclosure of trade secrets. Whenever the approval, designation, specification or other act of an executive officer is required under this Agreement, an executive officer

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may, by written designation, authorize an agent of the Company to perform such act.

            (d) Delivery of Confidential Information. Upon request or when my relationship with the Company terminates, I will immediately deliver to Strainwise all copies of any and all materials and writings received from, created for, or belonging to the Company including, but not limited to, those which relate to or contain Confidential Information.

            (e) Prior Actions and Knowledge. I represent and warrant that from the time of my first contact with Strainwise I held in strict confidence all Confidential Information and have not disclosed any Confidential Information, directly or indirectly, to anyone outside Strainwise, or used, copied, published, or summarized any Confidential Information, except to the extent otherwise permitted in this Agreement.

            (f) Third Parties. I represent that my relationship with Strainwise does not and will not breach any agreements with or duties to a former employer or any other third party. I will not disclose to Strainwise or use on its behalf any confidential information belonging to others and that I will not bring onto the premises of Strainwise any confidential information belonging to any such party unless consented to in writing by such party.

     3. Proprietary Rights, Inventions and New Ideas.

            (a) Definition. The term "Subject Ideas" includes any and all ideas, processes, trademarks, service marks, inventions, designs, technologies, computer software, original works of authorship, discoveries, copyrights, copyrightable work products, marketing and business ideas, and all improvements, know-how, data, rights, and claims related to the foregoing that, whether or not patentable, which are conceived, developed or created which: (1) relate to the Company's business; (2) result from any work performed by me for the Company;
(3) involve the use of the Company's information, equipment, supplies, facilities or trade secrets; (4) relate to the Company's proposed or contemplated business; (5) result from or are suggested by any work done by the Company or at the Company's request, or any projects specifically assigned to me; or (6) result from my access to any of the Company's memoranda, notes, records, client lists, referral sources, research results, data, inventions, processes, or other materials (collectively, "Strainwise Materials").

            (b) Strainwise Ownership. All right, title and interest in and to all Subject Ideas, shall be held and owned solely by Strainwise, and where applicable, all Subject Ideas shall be considered works made for hire. In the event that the Subject Ideas shall be deemed not to constitute works made for hire, or in the event that I should otherwise, by operation of law, be deemed to retain any rights (whether moral rights or otherwise) to any Subject Ideas, I agree to assign to Strainwise, without further consideration, my entire right, title and interest in and to each and every such Subject Idea and Invention.

            (c) Determination of Subject Ideas. I further agree that all information and records pertaining to any idea, process, trademark, service mark, invention, technology, computer software, original work of authorship, design, discovery, copyright, product, and all improvements, know-how, rights, and claims related to the foregoing ("Intellectual Property"), that I do not believe to be a Subject Idea, but that is conceived, developed, or reduced to practice by the Company (alone by me or with others) during my relationship with Strainwise and for five (5) years thereafter, shall be disclosed promptly by me to Strainwise (such disclosure to be received in confidence). Strainwise shall examine such information to determine if in fact the Intellectual Property is a Subject Idea subject to this Agreement.

            (d) Access. Because of the difficulty of establishing when any Subject Ideas are first conceived by me, or whether it results from my access to Confidential Information or Company Materials, I agree that any Subject Idea shall, among other circumstances, be deemed to have resulted from my access Strainwise Materials if: (1) it grew out of or resulted from my work with Strainwise or is related to the business of the Company, and (2) it is made, used, sold, exploited or reduced to practice within one (1) year of the termination of my relationship with the Company.

            (e) No Use of Name. I shall not at any time use any of the Company's names or any Strainwise trade name(s) in any advertising or publicity without the prior written consent of Strainwise.

     4. Competitive Activity.

            (a) Acknowledgment. I acknowledge that the pursuit of the activities forbidden by Section 4(b) below would necessarily involve the use, disclosure or misappropriation of Confidential Information.

            (b) Prohibited Activity. To prevent the above-described disclosure, misappropriation and breach, I agree that during my employment and for a period of five (5) years after termination of my relationship with Strainwise, without Strainwise's express written consent, I shall not, directly or indirectly (i) employ, solicit for employment, or recommend for employment any person employed by the Company; (ii) contact or solicit any person or business which was a client of the Company at any time within twelve (12) months before the termination of my employment with Strainwise in connection with any matters similar in nature or related to any business conducted between or contemplated by the Company and such client at any time during my employment with Strainwise;
(iii) engage in any present or contemplated business activity that is or may be competitive with the Company (or any part thereof) in the State of Colorado or any other state of the United States of America where the Company (or any part thereof) conducts its business, unless I can prove that any action taken in contravention of this subsection (b) was done without the use in any way of Confidential Information. For purposes of this subsection, to "engage in a business in competition with the business of the Company, or a "competitive business" shall mean: To be employed by, own an interest in, be a consultant to, be a partner in or otherwise participate in any business or venture which offers or sells to businesses or persons, cannabis related products or services which are the same as or similar to those which are, at the then applicable time, being offered and sold by the Company (or any part thereof).

     5. Representations and Warranties. I represent and warrant (i) that I have no obligations, legal or otherwise, inconsistent with the terms of this Agreement or with my undertaking a relationship with Strainwise; (ii) that the performance of the services called for by this Agreement do not and will not violate any applicable law, rule or regulation or any proprietary or other right of any third party; (iii) that I will not use in the performance of my responsibilities for Strainwise any materials or documents of a former employer; and (iv) that I have not entered into or will enter into any agreement (whether oral or written) in conflict with this Agreement.

     6. Termination Obligations.

            (a) Upon the termination of my relationship with the Company or promptly upon Strainwise's request, I shall surrender to Strainwise all equipment, tangible Proprietary Information, documents, books, notebooks, records, reports, notes, memoranda, contracts, lists, computer disks (and other computer-generated files and data), any other data and records of any kind, and copies thereof (collectively, "Company Records"), created on any medium and furnished to, obtained by, or prepared by myself in the course of or incident to my employment, that are in my possession or under my control.

            (b) My representations, warranties, and obligations contained in this Agreement shall survive the termination of my relationship with Strainwise.

            (c) Following any termination of the Period of Employment, I will fully cooperate with the Company in all matters relating to my continuing obligations under this Agreement.

            (d) I hereby grant consent to notification by Strainwise to any of my future employers or companies I consult with about my rights and obligations under this Agreement.

            (e) Upon termination of my relationship with Strainwise, I will execute the Certificate contained in Exhibit A.

     7. Injunctive Relief. I acknowledge that my failure to carry out any obligation under this Agreement, or a breach by me of any provision herein, will constitute immediate and irreparable damage to Strainwise, which cannot be fully and adequately compensated in money damages and which will warrant preliminary and other injunctive relief, an order for specific performance, and other equitable relief. I further agree that no bond or other security shall be required in obtaining such equitable relief and I hereby consent to the issuance of such injunction and to the ordering or specific performance. I also understand that other action may be taken and remedies enforced against me.

     8. Modification. No modification of this Agreement shall be valid unless made in writing and signed by both parties.

     9. Binding Effect. This Agreement shall be binding upon me, my heirs, executors, assigns and administrators and is for the benefit of Strainwise and its successors and assigns.

     10. Arbitration. Except as to any action to obtain injunctive relief and/or specific performance as provided in Section 7 above, I agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Denver, Colorado, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction; provided, however, that the arbitrator shall not have the power to alter or amend this Agreement. As allowed by the provisions of Colorado law, depositions may be taken and discovery obtained in any such arbitration proceedings and such section shall be deemed to be made a part of this Agreement and applicable to any such arbitration.

      11. Governing Law. This Agreement shall be construed in accordance with, and all actions arising under or in connection therewith shall be governed by, the laws of the State ofColorado.

      12. Integration. This Agreement, together with the Employment Agreement between the Company and the undersigned set forth the parties mutual rights and obligations with respect to proprietary information, prohibited competition, and intellectual property. They are intended to be the cumulative final, complete, and exclusive statements of the terms of the party's agreements regarding these subjects. This Agreement, together with any Employment Agreement between Strainwise and the undersigned supersede all other prior and contemporaneous agreements and statements on these subjects, and they may not be contradicted by evidence of any prior or contemporaneous statements or agreements. To the extent that the practices, policies, or procedures of Strainwise, now or in the future, apply to myself and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control unless changed in writing by Strainwise.

     13. Employment At Will. This Agreement is not an employment agreement. I understand that Strainwise may terminate my association or employment with it at any time, with or without cause, subject to the terms of any separate written employment agreement executed by a duly authorized officer of Strainwise.

     14. Construction. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. By way of example and not limitation, this Agreement shall not be construed against the party responsible for any language in this Agreement. The headings of the paragraphs hereof are inserted for convenience only, and do not constitute part of and shall not be used to interpret this Agreement. The covenants and agreements contained in Sections 4, 6, 7, and 10 of this Agreement, which are of the essence of this Agreement, are reasonable and necessary to protect and preserve the business interests and properties of the Company. Irreparable harm will be suffered by Strainwise should I breach any of such covenants. Such covenants are separate, distinct and severable not only from each other but also from all other provisions of this Agreement. In the event that such covenants are held invalid or unenforceable as written, any court of competent jurisdiction may revise such covenants to make them enforceable under applicable law. The unenforceability of any such covenant shall not affect the validity or enforceability of any other such covenant, or any other provisions of this Agreement. In addition to other remedies available to it, Strainwise shall be entitled to petition an appropriate court for temporary restraining orders and temporary and permanent injunctions without the necessity of proving actual damages to prevent a breach or contemplated breach of any of such covenants since Strainwise will have no adequate remedy at law.

     15. Attorneys' Fees. Should either I or Strainwise, or my heir, personal representative, successor or permitted assign of either party, resort to legal proceedings to enforce this Agreement, the party prevailing in such legal proceeding shall be entitled, in addition to such other relief as may be granted, to recover its attorneys' fees and costs in such litigation from the party against whom enforcement was sought.

     16. Severability. If any term, provision, covenant or condition of this Agreement, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

     17. Rights Cumulative. The rights and remedies provided by this Agreement and any Employment Agreement to which Strainwise and I are parties are cumulative, and the exercise of any right or remedy by either Strainwise or me (or by that party's successor), whether pursuant hereto, to any other agreement, or to law, shall not preclude or waive that party's right to exercise any or all other rights and remedies. This Agreement will inure to the benefit of Strainwise and its successors and assigns.

     18. Nonwaiver. The failure of either Strainwise or me, whether purposeful or otherwise, to exercise in any instance any right, power or privilege under this Agreement or under law shall not constitute a waiver or any other right, power or privilege, nor of the same right, power or privilege in any other instance. Any waiver by Strainwise or by me must be in writing and signed by either myself, if I am seeking to waive any of my rights under this Agreement, or by an officer of Strainwise (other than me) or some other person duly authorized by Strainwise.

     19. Notices. Any notice, request, consent or approval required or permitted to be given under this Agreement or pursuant to law shall be sufficient if it is in writing, and if and when it is hand delivered or sent by regular mail, with postage prepaid, to my residence (as noted in Strainwise's records), or to Strainwise's principal office, as the case may be.

     20. Date of Effectiveness. This Agreement shall be deemed effective as of the commencement of my employment with Strainwise.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth below.



Dated: January 16, 2014               /s/ Erin E. Phillips
                                      ---------------------------------



                                      STRAINWISE, INC.



                                      By:/s/ Shawn Phillips
                                         -------------------------------------
                                         Shawn Phillips, Chief Executive Officer

           Exhibit A to Confidentiality and Non-Competition Agreement



                                   CERTIFICATE


     This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, software, computer programs, sketches, materials, equipment, or other documents or property, or reproductions of any aforementioned items belonging to Strainwise, Inc., its subsidiaries, affiliates, successors or assigns (together, the "Company").

     I further certify that I have complied with all the terms of the Confidentiality and Non-Competition Agreement, signed by me, including the reporting of any Subject Ideas and original works of authorship, conceived or made by me (solely or jointly with others) covered by that Agreement.

     I further agree that, in compliance with the Confidentiality and Non-Competition Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulae, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company of any of its clients, consultants or licensees.


Dated:  _______________, 2014

                                          --------------------------------
                                          Erin Phillips